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                                                                    Exhibit 99.3


[LOGO]    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
FBR Financial & Statistical Supplement -Operating Results (unaudited) (Dollars in thousands, except per share data)

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
                                                       YTD 2001   Q-1 01   YTD 2000   Q-4 00   Q-3 00    Q-2 00    Q-1 00
                                                       --------- --------- --------- -------  --------- --------  ---------
Revenues
--------
Investment banking:
  Underwriting                                          $ 7,654   $ 7,654  $  21,086   $ 4,447  $ 4,928   $ 1,205 $ 10,506
  Corporate finance                                       2,244     2,244     31,404     9,209    7,264     8,741    6,190
  Investment income                                           -         -      1,453         -    1,453         -        -
Institutional brokerage:
  Principal transactions                                  5,972     5,972     32,319     6,511    7,019    12,788    6,001
  Agency commissions                                      6,565     6,565     21,084     5,792    4,989     4,627    5,676
Asset management:
  Base management fees                                    2,907     2,907      9,719     2,835    2,504     2,206    2,174
  Incentive income                                       (3,044)   (3,044)    44,456    (7,747)   7,751     7,849   36,603
  Net investment income (loss)                           (2,085)   (2,085)     9,674     3,026    5,780     3,768   (2,900)
Interest, dividends and other                             2,240     2,240      9,695     2,336    3,014     2,352    1,993
                                                      ---------   -------  ---------   ------- --------  --------  -------
     Total revenues                                      22,453    22,453    180,890    26,409   44,702    43,536   66,243
                                                      ---------   -------  ---------   ------- --------  --------  -------

Expenses
--------
Compensation and benefits                                16,251    16,251    109,768    13,527   24,809    25,209   46,223
Business development & professional services              5,326     5,326     19,229     4,247    5,974     4,391    4,617
Clearing and brokerage fees                               1,732     1,732      6,207     1,618    1,483     1,539    1,567
Occupancy & equipment                                     2,500     2,500      9,544     2,191    2,657     2,373    2,323
Communications                                            1,167     1,167      5,085     1,337    1,300     1,267    1,181
Interest expense                                             81        81      1,665       700      424       319      222
Other operating expenses                                  1,535     1,535      7,147     1,358    1,862     2,373    1,554
                                                      ---------   -------  ---------   ------- --------  --------  -------
     Total expenses                                      28,592    28,592    158,645    24,978   38,509    37,471   57,687
                                                      ---------   -------  ---------   ------- --------  --------  -------

Net income (loss) before taxes                           (6,139)   (6,139)    22,245     1,431    6,193     6,065    8,556
                                                      ---------   -------  ---------   ------- --------  --------  -------

Provision for income taxes                                    -         -      4,163         -    1,239       785    2,139

Net income (loss)                                     $  (6,139) $ (6,139) $  18,082   $ 1,431  $ 4,954   $ 5,280  $ 6,417
                                                      =========   =======  =========   ======= ========  ========  =======
Net income (loss) before taxes
    as a percentage of revenue                           -27.3%    -27.3%      12.3%      5.4%    13.9%     13.9%    12.9%

ROE (annualized)                                         -11.5%    -11.5%       9.0%      2.7%     9.5%     10.5%    13.3%

Total shareholders' equity                            $ 211,001  $211,001  $ 214,556  $214,556 $211,796  $203,637 $198,063

Basic earnings (loss) per share                       $   (0.12)  $ (0.12) $    0.37  $   0.03 $   0.10  $   0.11 $   0.13
  EPS (pro-forma) (1)                                 $       -   $     -  $       -  $      - $      -  $      - $      -
Diluted earnings (loss) per share                     $   (0.12)  $ (0.12) $    0.36  $   0.03 $   0.10  $   0.11 $   0.12

Ending shares outstanding (in thousands)                 49,391    49,391     49,380    49,380   49,282    49,204   49,096

Book value per share                                  $    4.27   $  4.27  $    4.34  $   4.34 $   4.30  $   4.14 $   4.03

Assets under management (in millions)
-------------------------------------
Managed accounts                                      $   126.1   $ 126.1  $   133.6   $ 133.6 $  136.9  $  131.9  $ 114.6
Hedge & offshore funds                                    164.7     164.7      149.7     149.7    135.1     114.3     98.8
Mutual funds                                              148.5     148.5      119.0     119.0     93.1      56.4     54.7
Private equity & venture capital                          336.2     336.2      457.2     457.2    757.5     697.4    661.7
                                                      ---------   -------  ---------   ------- --------  --------  -------
     Total                                            $   775.5   $ 775.5  $   859.5   $ 859.5 $1,122.6  $1,000.0  $ 929.8
                                                      =========   =======  =========   ======= ========  ========  =======

Employee count                                              400       400       386        386      367       392      390
                                                      =========   =======  =========   ======= ========  ========  =======
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